Cash and cash equivalents	6 Months Ended
Jun. 30, 2023
Cash and cash equivalents
Cash and cash equivalents

9. Cash and cash equivalents

	As of
	June 30,	December 31,
(in thousands of $)	2023	2022
Money market funds	$845,573	$669,147
Term accounts	210,000	54,116
Cash and bank balances	54,994	77,477
Total cash and cash equivalents	$1,110,567	$800,740

On June 30, 2023, cash and cash equivalents amounted to $1,110.6 million, compared to $800.7 million on December 31, 2022 and included money market funds that are readily convertible to cash and subject to an insignificant risk of changes in value, term accounts with an initial maturity not exceeding 3 months and cash and bank balances held at various financial institutions.

Please also refer to note 18 for more information on the financial instruments.